LKCM FUNDS
                                  P.O. BOX 701
                            MILWAUKEE, WI 53201-0701
--------------------------------------------------------------------------------

OFFICERS AND TRUSTEES
J. Luther King, Jr., CFA  Jacqui Brownfield
Chairman of the Board,    Vice President,
President                 Secretary & Treasurer

Paul W. Greenwell         Joseph C. Neuberger
Vice President            Assistant Treasurer

H. Kirk Downey            Victoria A. Kampa
Trustee                   Assistant Secretary

Earle A. Shields, Jr.     Robert Kern
Trustee                   Assistant Secretary
--------------------------------------------------------------------------------

INVESTMENT ADVISER
   Luther King Capital Management Corporation
   301 Commerce Street, Suite 1600
   Fort Worth, TX 76102
--------------------------------------------------------------------------------

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND
PAYING AGENT, SHAREHOLDER SERVICING
AGENT & CUSTODIAN
   Firstar Mutual Fund Services, LLC
   P.O. Box 701
   Milwaukee, WI 53201-0701
--------------------------------------------------------------------------------

LEGAL COUNSEL
   Kirkpatrick & Lockhart LLP
   1800 Massachusetts Avenue, N.W.
   2nd Floor
   Washington, D.C. 20036-1800
--------------------------------------------------------------------------------

INDEPENDENT AUDITORS
   PricewaterhouseCoopers LLP
   100 East Wisconsin Avenue
   Milwaukee, WI 53202
--------------------------------------------------------------------------------

DISTRIBUTOR
   Provident Distributors, Inc.
   Four Falls Corporate Center, 6th Floor
   West Conshohocken, PA 19428-2961
--------------------------------------------------------------------------------

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.


                                      LKCM
                                      FUNDS


                           LKCM SMALL CAP EQUITY FUND
                           LKCM EQUITY FUND
                           LKCM BALANCED FUND
                           LKCM FIXED INCOME FUND
                           LKCM INTERNATIONAL FUND


                                  Annual Report
                                December 31, 1999

--------------------------------------------------------------------------------
On August 10, 1999, the Board of Trustees ratified the termination of Deloitte and Touche LLP as the Funds' independent accountants. For the periods ended April 30, 1995 and December 31, 1995 and the years ended December 31, 1996 through December 31, 1998, Deloitte and Touche LLP expressed an unqualified opinion on the Funds' financial statements. There were no disagreements between Fund management and Deloitte and Touche LLP prior to their termination. The Board of Trustees approved the termination of Deloitte and Touche LLP and the appointment of PricewaterhouseCoopers LLP as the Funds' independent accountants.

The Funds hereby designate the following amounts as long-term capital gain distributions for purposes of the dividends paid deduction:


LKCM Small Cap Equity Fund                               --
LKCM Equity Fund                                 $5,999,369
LKCM Balanced Fund                                    6,551
LKCM Fixed Income Fund                                   --
LKCM International Fund                             249,607

--------------------------------------------------------------------------------

                                    LKCM FUNDS
                                    ----------



DEAR FELLOW SHAREHOLDERS:
We are pleased to report the following performance information for the LKCM
Funds:

                                                                                     AVERAGE
                                                                      ONE YEAR       ANNUAL
                                                                       TOTAL          TOTAL
                                                       NET ASSET       RETURN        RETURN
                                        INCEPTION      VALUE AT         ENDED         SINCE
FUNDS                                     DATES        12/31/99       12/31/99      INCEPTION
-----                                   ---------      --------       --------      ---------
LKCM Equity Fund                        01/03/96        $14.91         23.07%        19.11%

  S&P 500                                                              21.04%        26.40%

LKCM Small Cap Fund                     07/14/94        $18.08         16.83%        16.85%

  Russell 2000                                                         21.26%        15.71%

  S&P 500                                                              21.04%        26.42%

LKCM International Fund                 12/30/97        $15.44         42.71%        25.35%

  EAFE Index*                                                          26.96%        23.43%

LKCM Balanced Fund                      12/30/97        $12.30         13.53%        13.18%

  S&P 500                                                              21.04%        24.75%

  Lehman Bond Index**                                                   0.39%         4.33%

LKCM Fixed Income Fund                  12/30/97         $9.69         (0.34%)        3.40%

  Lehman Bond Index**                                                   0.39%         4.33%

* Morgan Stanley Capital International Europe, Australasia, Far East Index **Lehman Brothers Intermediate Government/Corporate Bond Index

     The year of 1999 proved to be another resilient year for the stock market, especially as measured by the popular indices. However, the year was unusual in a number of ways. First, the extreme divergence in returns between growth stocks and value stocks was unparalleled. In fact, out-performance by growth stocks was pronounced in both the large capitalization and small capitalization segments of the market. While it is true that most of the high quality growth companies boast dominant market positions and rising returns on invested capital, characteristics that often indicate strong future performance, investors seemed to pursue high growth companies regardless of relative valuation. As a result, the valuations of high-growth stocks today seem to fully consider their future prospects. The second way in which 1999 seemed unusual was the limited impact on share prices of a material increase in interest rates. Historically, highly valued shares of growth companies have been vulnerable during periods of rising interest rates. However, during 1999, shares of high growth companies ignored the persistent rise in interest rates. Of course, last year's rise in interest rates can largely be attributed to continued economic strength and the resultant upward pressure on prices. The seemingly undying economic robustness in the US, coupled with the economic recovery abroad, helped to sustain earnings at many companies throughout the year. While all of the LKCM Funds are managed with a focus on selection of individual investments, the investing climate including the overall trends in stock prices, the bond market, and the general economy, has an impact on the performance of the Funds. We are pleased with how each of the Funds performed in 1999, especially considering our belief that the LKCM Funds were positioned with less risk than their respective benchmarks.

     The LKCM Equity Fund is managed to provide long-term capital appreciation via investment primarily in common stocks of mid-sized and large companies. The LKCM Equity Fund out-performed its benchmark, the S&P 500, in 1999. The Fund focuses its investments in quality companies with above-average profitability and reasonable valuations. Being mindful of valuation, while unpopular with investors last year, is an important part of managing risk and does not have to be an impediment to strong portfolio performance in a bull market. The LKCM Equity Fund demonstrated this in 1999. Overall, an underweight position in the technology sector was the largest constraint on performance. However, superior stock selection across many sectors, including technology, was a more than offsetting positive. The strong performance of Motorola, a sizable technology holding in the Fund, serves as an example. As of December 31, the Fund's total net assets were $27,492,492 with 82.9% of net assets invested in common stocks and 17.1% in cash reserves and other assets net of liabilities. As it stands, the Fund is well positioned for 2000 given its holdings of attractively valued investments with significant growth potential.

     The LKCM Small Cap Fund is managed to maximize capital appreciation through investment primarily in the common stocks of smaller companies. The Fund's successful investment strategy focuses on investing in shares of reasonably valued, niche companies with above average return and growth prospects. Our insistence on reasonable value, while a critical element of long-term investing, limited the Fund's appreciation potential in 1999. While the Fund has out-performed its primary benchmark, the Russell 2000, since its inception, the LKCM Small Cap Fund lagged the benchmark in 1999. An under-weighted position in technology stocks was a limiting factor in the Fund's performance as was an above-average cash position. Selection of individual securities remained a strong suit, however. For example, Dallas Semiconductor, a long-term Fund holding and a strong performer, provides semiconductors for communications applications. Another example, Jones Pharmaceutical was one of the Fund's top contributors to performance in an otherwise lackluster health care sector. Finally, the investment themes of an energy rebound and an explosion of communications usage were major contributors to performance. As of December 31, the Fund's total net assets were $230,163,672 with 82.0% of net assets invested in common and preferred stocks and 18.0% in cash reserves and other assets net of liabilities. The Fund continues to be somewhat defensively positioned but possesses an attractive portfolio of companies as we enter 2000.

     The LKCM International Fund is managed in a style that seeks absolute returns. The Fund posted a net 40.16% return for the second half of 1999 versus an MSCI EAFE return of 22.12%. Attribution analysis shows that a significant outperformance of Japanese equities, accompanied by a strong performance of tech/telco stocks in Europe, were key. In the second half of 1999 the asset base of the Fund grew: US$83.9m on December 31, 1999 (US$58.1m on July 1, 1999). Looking ahead we see a pull back in global equity markets, especially in those stocks that gained the most at 1999-end, namely tech, media & telcos (so-called
TMTs). We need the froth to be taken out of markets and while we like technology that adds to GDP, such as telcos, we are more wary of the Internet boom. We suspect the US will slow either because Greenspan will engineer it (higher rates), or the economy will slow of its own accord. The global economy will continue to do well and growth will be more synchronized. The last communique of the old millennium strongly suggested rates in the new one are headed for increases. The question is how much?

     The LKCM Balanced Fund is managed using a total return approach, which emphasizes capital appreciation, income generation, and protection against excessive volatility. In order to attain the desired reward/risk profile, the Fund invests in a blend of common stocks, convertible securities, government and corporate bonds, and cash. The Fund's performance for the year of 1999 was in-line with expectations, between the total return of the S&P 500 and the Lehman Brothers Government/Corporate Bond Index. While the bond component of the portfolio remains an integral part of managing the Fund's risk characteristics, the common stock investments drove overall performance in 1999. In fact, investment performance by the common stock segment of the Fund exceeded the total return of the S&P 500. Performance was driven by a number of communications-related technology investments that offered attractive appreciation potential and possessed manageable risk profiles. As of December 31, 1999, total net assets were $6,850,607 and the asset mix was 63.8% in common stocks, 1.8% in convertible securities, 20.1% in corporate bonds, 11.9% in government bonds, and 2.4% in cash reserves and other assets net of liabilities. The "total return" philosophy of controlling risk via a blend of asset classes remains an attractive investment alternative in most market environments.

     The LKCM Fixed Income Fund emphasizes current income and capital preservation. The Fund's strategy is to invest in a combination of noncallable bonds for their offensive characteristics and callable bonds as defensive investments in order to create a high quality, low volatility, intermediate maturity portfolio. As an example of our strategy, several of the Fund's largest corporate bond holdings have unique call provisions that offer an attractive combination of risk and return. The Fund outperformed the Lipper Intermediate Investment Grade Index in each of the past four quarters, but modestly trailed the Lehman Brothers Intermediate Government/ Corporate Bond Index for the calendar year. We have relied upon our internal research capabilities in order to identify corporate bonds with strong credit profiles and attractive yields. The average effective maturity of the Fund at the end of the year was approximately 4.7 years and the average quality was A+. As of December 31, 1999, total net assets were $26,015,954 and the asset mix was 74.7% in corporate bonds, 23.0% in U.S. Treasury Notes, and 2.3% in cash reserves and other assets net of liabilities. The Fund is well positioned to benefit from the current environment of low inflation and continued economic growth.

     We continue to be optimistic about the resilience of the US financial markets at a time of unprecedented economic expansion and technological innovation. However, we must acknowledge the growing risks associated with the stock market's rapid advance in the face of rising interest rates. Given the high level of consumer confidence, the tight labor market, higher oil prices, and excess liquidity provided for a smooth Y2K transition, the Fed is likely to raise interest rates again in 2000. Historically, narrow stock market breadth combined with rising interest rates has signaled a need to act prudently. As a result, we believe that the financial markets will be quite volatile in 2000. We also expect the bias toward growth stocks to continue but not at the extreme of last year. In other words, stock market performance should experience some broadening. Nevertheless, as we express our near-term caution, we continue to be excited about investment opportunities included in and being uncovered for each of the LKCM Funds.

Regards,



/s/ Luther King, Jr.

J. Luther King, Jr., CFA
January 26, 2000

PERFORMANCE:
--------------------------------------------------------------------------------
The following information illustrates the historical performance of LKCM Small Cap Equity Fund and LKCM Equity Fund, compared to the Funds' representative market indices.

The S&P 500 Index is an unmanaged index of 500 stocks designed to mimic the overall equity market's industry weightings. Most, but not all, large capitalization stocks are in the index.

The Russell 2000 Index is an unmanaged index consisting of the 2,000 smallest of the 3,000 largest stocks. Market capitalization is typically between $57 million and $610 million.

Note: Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------
                  PAST     PAST     PAST    SINCE
                  1 YEAR   3 YEARS  5 YEARS INCEPTION(1)
--------------------------------------------------------
LKCM SMALL
  CAP EQUITY
  FUND            16.83%   10.46%   17.43%  16.85%
--------------------------------------------------------
Russell 2000
  Index           21.26%   13.08%   16.69%  15.71%
--------------------------------------------------------
S&P 500 Index     21.04%   27.56%   28.56%  26.42%
--------------------------------------------------------
(1) July 14, 1994

A $10,000 Investment in LKCM Small Cap Equity Fund

LKCM Small Cap Equity Fund $23,440
S&P 500 Index $36,055
Rusell 2000 Index $22,214


   LKCM Small Cap
     Equity Fund        S&P 500 Index        Rusell 2000 Index
7/94     10000             10000                   10000
12/94    10500             10268                   10267
6/95     12170             12343                   11748
12/95    13839             14127                   13188
6/96     16157             15554                   14554
12/96    17392             17370                   15363
6/97     19526             20950                   16390
12/97    21404             23167                   18798
6/98     22102             27270                   19724
12/98    20064             29787                   18320
6/99     22042             33474                   20020
12/99    23440             36055                   22214

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------
                  PAST     PAST     SINCE
                  1 YEAR   3 YEARS  INCEPTION(1)
--------------------------------------------------------
LKCM EQUITY FUND  23.07%   19.80%   19.11%
--------------------------------------------------------
S&P 500 Index     21.04%   27.56%   26.40%
--------------------------------------------------------
(1) January 3, 1996

A $10,000 Investment in LKCM Equity Fund

LKCM Equity Fund $20,124
S&P 500 Index $25,522


                    LKCM Equity Fund          S&P 500 Index
1/96                      10000                   10000
6/96                      10800                   11010
12/96                     11700                   12296
6/97                      13491                   14830
12/97                     14457                   16399
6/98                      16179                   19303
12/98                     16352                   21085
6/99                      18522                   23696
12/99                     20124                   25522

PERFORMANCE:
--------------------------------------------------------------------------------
The following information illustrates the historical performance of LKCM Balanced Fund and LKCM Fixed Income Fund compared to the Funds' representative market indices.

The S&P 500 Index is an unmanaged index of 500 stocks designed to mimic the overall equity market's industry weightings. Most, but not all, large capitalization stocks are in the index.

The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $100 million; and rated investment grade or higher by Moody's, Standard & Poor's or Fitch, in that order.

Note: Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------
                            PAST       SINCE
                           1 YEAR   INCEPTION(1)
--------------------------------------------------------
LKCM BALANCED FUND         13.53%      13.18%
--------------------------------------------------------
Lehman Bond Index(2)        0.39%       4.33%
--------------------------------------------------------
S&P 500 Index              21.04%      24.75%
(1) December 30, 1997
(2) Lehman Brothers Intermediate Government/Corporate Bond Index

LKCM Balanced Fund $12,811
S&P 500 Index $15,564
Lehman Bond Index $10,885

           LKCM Balanced Fund  S&P 500 Index   Lehman Bond Index
1/98              10000           10000            10000
3/98              10709           11395            10156
6/98              10694           11771            10347
9/98              10159           10600            10812
12/98             11284           12858            10844
3/99              11599           13498            10823
6/99              12207           14449            10780
9/99              11549           13548            10879
12/99             12811           15564            10885




AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------
                           PAST       SINCE
                          1 YEAR   INCEPTION(1)
--------------------------------------------------------
LKCM FIXED
INCOME FUND              (0.34%)       3.40%
--------------------------------------------------------
Lehman Bond Index(2)      0.39%        4.33%
--------------------------------------------------------
(1) December 30, 1997
(2) Lehman Brothers Intermediate Government/Corporate Bond Index
A $10,000 Investment in LKCM Fixed Income Fund

LKCM Fixed Income Fund $10,691

Lehman Bond Index $10,885


          LKCM Fixed Income Fund      Lehman Bond Index
1/98               10000                  10000
3/98               10103                  10156
6/98               10309                  10347
9/98               10745                  10812
12/98              10727                  10844
3/99               10700                  10823
6/99               10607                  10780
9/99               10683                  10879
12/99              10691                  10885

PERFORMANCE:
--------------------------------------------------------------------------------
The following information illustrates the historical performance of LKCM International Fund compared to the Fund's representative market index.

The Morgan Stanley Capital International Europe Australasia, Far East Index ("MSCI/EAFE") is an unmanaged index composed of 20 European and Pacific Basin countries. The MSCI/EAFE Index is the most recognized international index and is weighted by market capitalization.

Note: Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------
                            PAST       SINCE
                           1 YEAR   INCEPTION(1)
--------------------------------------------------------
LKCM INTERNATIONAL FUND    42.71%       25.35%
--------------------------------------------------------
EAFE Index(2)              26.96%       23.43%
--------------------------------------------------------
(1) December 30, 1997
(2) Morgan Stanley Capital International Europe, Australasia, Far East
    Index.

A $10,000 Investment in LKCM International Fund


LKCM International Fund $15,710
EAFE Index $15,236

                LKCM International Fund             EAFE Index
1/98                    10000                          10000
3/98                    10910                          11471
6/98                    10920                          11593
9/98                     9520                           9945
12/98                   11010                          12000
3/99                    10569                          12167
6/99                    11209                          12476
9/99                    11528                          13024
12/99                   15710                          15236

                           LKCM SMALL CAP EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999




-------------------------------------------------------
COMMON STOCKS - 79.48%              SHARES        VALUE
-------------------------------------------------------
BASIC MATERIALS - 0.77%
   UCAR International Inc. #       100,000  $ 1,781,250
                                            -----------

CAPITAL GOODS - 11.31%
   Casella Waste Systems, Inc. #   106,000    2,000,750
   Chart Industries, Inc.           97,050      388,200
   Diebold, Inc.                   110,000    2,585,000
   Gentex Corporation #            100,000    2,775,000
   Justin Industries, Inc.         320,000    4,760,000
   Lindsay Manufacturing Company   225,000    4,106,250
   Littelfuse, Inc. #              125,000    3,033,203
   Reliance Steel & Aluminum
     Company                       131,250    3,076,172
   Scott Technologies, Inc.        175,000    3,303,125
                                            -----------
                                             26,027,700
                                            -----------

CONSUMER CYCLICALS - 9.81%
   Anchor Gaming #                  29,000    1,259,687
   A.H. Belo Corporation -
     Common Series A               110,000    2,096,875
   Harte-Hanks, Inc.               170,000    3,697,500
   ITT Educational Services, Inc.  100,000    1,543,750
   Iron Mountain, Inc. #           100,000    3,931,250
   Mobile Mini, Inc. #             191,000    4,106,500
   Quest Education Corporation #   115,000    1,006,250
   Tractor Supply Company #        110,500    1,768,000
   Tuesday Morning Corporation #   100,000    1,843,750
   White Cap Industries, Inc. #     87,500    1,312,500
                                            -----------
                                             22,566,062
                                            -----------

CONSUMER STAPLES - 9.94%
   Cott Corporation #               20,000      105,000
   Cumulus Media, Inc. - Class A #  75,000    3,806,250
   Earthgrains Company             113,000    1,822,125
   Emmis Communications
     Corporation - Class A #        16,900    2,106,427
   International Home Foods, Inc. # 80,000    1,390,000
   Luby's, Inc.                     56,000      637,000
   Patterson Dental Company #      100,000    4,262,500
   Shop At Home, Inc. #            125,000    1,242,188
   Taco Cabana, Inc. - Class A #   190,100    1,544,563
   Westwood One, Inc.               45,000    3,420,000
   Young Broadcasting, Inc. -
     Class A #                      50,000    2,550,000
                                            -----------
                                             22,886,053
                                            -----------

-------------------------------------------------------
COMMON STOCKS                       SHARES        VALUE
-------------------------------------------------------
ENERGY - 8.79%
   Tom Brown, Inc. #               125,000  $ 1,671,875
   Carbo Ceramics, Inc.             60,000    1,312,500
   Dril-Quip, Inc. #                75,000    2,278,125
   Encal Energy Ltd.(1)            487,500    2,230,049
   HS Resources, Inc. #            110,000    1,897,500
   Independent Energy Holdings
     PLC - ADR #                   110,000    3,664,375
   Nabors Industries, Inc. #        67,500    2,088,281
   Santa Fe Snyder Corporation     276,750    2,214,000
   Stolt Comex Seaway, S.A. #(1)   150,000    1,659,375
   Varco International, Inc. #     120,000    1,222,500
                                            -----------
                                             20,238,580
                                            -----------

FINANCIAL SERVICES - 6.83%
   E.W. Blanch Holdings, Inc.       20,000    1,225,000
   CNA Surety Corporation          210,000    2,730,000
   Cullen/Frost Bankers, Inc.       75,000    1,931,250
   FVNB Corporation                 19,000      688,750
   INSpire Insurance
     Solutions, Inc. #             190,000      872,812
   Investment Technology
     Group, Inc. #                  55,260    1,588,725
   Jefferies Group, Inc.            30,000      660,000
   StanCorp Financial Group, Inc.   80,000    2,015,000
   Texas Regional Bancshares, Inc. 138,000    4,002,000
                                            -----------
                                             15,713,537
                                            -----------

HEALTH CARE - 7.87%
   Intelligent Polymers Limited #  150,000    5,025,000
   Jones Pharma, Inc.              112,500    4,886,719
   Organogenesis, Inc. #            57,000      495,187
   Prime Medical Services, Inc. #  200,000    1,825,000
   Sybron International
     Corporation #                 155,000    3,826,563
   Triad Hospitals, Inc. #          48,000      726,000
   Wesley Jessen VisionCare, Inc. # 35,000    1,325,625
                                            -----------
                                             18,110,094
                                            -----------

REAL ESTATE INVESTMENT TRUSTS - 1.10%
   Brandywine Realty Trust          58,100      951,387
   Prentiss Properties Trust        75,000    1,575,000
                                            -----------
                                              2,526,387
                                            -----------



                     See notes to the financial statements.

                           LKCM SMALL CAP EQUITY FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 1999

COMMON STOCKS                       SHARES        VALUE
--------------------------------------------------------
TECHNOLOGY - 9.87%
   Artesyn Technologies, Inc. #     25,000   $  525,000
   DSET Corporation #               55,000    2,055,625
   Dallas Semiconductor Corporation 52,500    3,382,969
   Entrust Technologies, Inc. #     25,000    1,498,437
   Harris Corporation               40,000    1,067,500
   INET Technologies, Inc. #        10,000      698,750
   InterVU, Inc. #                  19,000    1,995,000
   Mission Critical Software,
     Inc. #                         20,000    1,400,000
   National Information
     Consortium, Inc. #             55,000    1,760,000
   NetIQ Corporation #              20,250    1,054,266
   RadiSys Corporation #            45,000    2,295,000
   Sanchez Computer
     Associates, Inc. #             30,000    1,235,625
   SonicWALL, Inc. #                 5,000      201,250
   Tekelec #                        56,500    1,271,250
   VocalTec Communications Ltd. #   70,000    1,172,500
   Wind River Systems, Inc. #       30,000    1,098,750
                                            -----------
                                             22,711,922
                                            -----------

TELECOMMUNICATIONS - 6.10%
   AT&T Canada, Inc. #              70,000    2,817,500
   Crown Castle International
     Corporation #                  95,000    3,051,875
   ITC DeltaCom, Inc.#             115,000    3,176,875
   ITXC Corporation #               10,000      336,250
   Pinnacle Holdings, Inc. #       110,000    4,661,250
                                            -----------
                                             14,043,750
                                            -----------

TRANSPORTATION - 7.09%
   Covenant Transport, Inc.-
     Class A #                      90,000    1,563,750
   Kirby Corporation               280,000    5,740,000
   RailAmerica, Inc. #             584,500    5,004,781
   RailTex, Inc. #                  25,000      446,875
   Swift Transporation Co., Inc. # 202,500    3,569,063
                                            -----------
                                             16,324,469
                                            -----------
TOTAL COMMON STOCKS
   (cost $126,909,204)                      182,929,804
                                            -----------

-------------------------------------------------------
PREFERRED STOCKS - 0.06%            SHARES        VALUE
-------------------------------------------------------
CONSUMER CYCLICALS - 0.06%
   Atlantic Gulf Corporation #@     26,017   $  143,094
                                            -----------
TOTAL PREFERRED STOCKS
   (cost $293,583)                              143,094
                                            -----------

-------------------------------------------------------
WARRANTS - 2.49%
-------------------------------------------------------
FINANCIAL SERVICES - 0.01%
   PawnMart, Inc. - Class A,
     expires 3/11/2003 #            50,000       11,719
   PawnMart, Inc. - Class B,
     expires 3/11/2004 #            50,000        7,812
                                            -----------
                                                 19,531
                                            -----------
HEALTHCARE -2.48%
   Biovail Corporation International,
     expires 9/30/2002 #           100,000    5,725,000
                                            -----------

TOTAL WARRANTS
   (cost $727,492)                            5,744,531
                                            -----------


-------------------------------------------------------
CASH EQUIVALENTS - 18.07%        PRINCIPAL
-------------------------------------------------------
SHORT TERM INVESTMENTS - 18.07%
   Firstar Bank Demand Note,
     6.24%, due 12/31/2031     $ 8,686,290    8,686,290
   Firstar Bank Repo., 1.00%,
     dated 12/31/1999,*
     due 1/3/2000               32,900,000   32,900,000
                                            -----------

TOTAL CASH EQUIVALENTS
     (cost $41,586,290)                      41,586,290
                                            -----------

TOTAL INVESTMENTS - 100.10%
   (cost $169,516,569)                      230,403,719
                                            -----------

Liabilities, less Other Assets - (0.10%)       (240,047)
                                            -----------
Total Net Assets - 100.00%                 $230,163,672
                                           ============

     # Non-income producing security.
   (1) Foreign Security.
     @ Security issued as a private placement and is illiquid by virtue of the absence of a readily available market.
       Security valued at fair value - See Note A to the financial statements.
     * Collateralized by U.S. Government securities.
   ADR American Depository Receipts.



                     See notes to the financial statements.

                                LKCM EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999

-------------------------------------------------------
COMMON STOCKS - 82.88%              SHARES        VALUE
-------------------------------------------------------
BASIC MATERIALS - 1.23%
   Weyerhaeuser Company              4,700    $ 337,519
                                            -----------

CAPITAL GOODS - 4.87%
   Deere & Company                  10,500      455,437
   Diebold, Inc.                    11,200      263,200
   General Electric Company          4,000      619,000
                                            -----------
                                              1,337,637
                                            -----------

CONSUMER CYCLICALS - 10.60%
   A.H. Belo Corporation -
     Common Series A                18,600      354,562
   H&R Block, Inc.                   7,500      328,125
   Gannett Company, Inc.            10,500      856,406
   Home Depot, Inc.                  7,950      545,072
   Sherwin-Williams Company         16,100      338,100
   Tandy Corporation                10,000      491,875
                                            -----------
                                              2,914,140
                                            -----------

CONSUMER STAPLES - 8.90%
   AMFM, Inc. #                      8,100      633,825
   Colgate-Palmolive Company         8,700      565,500
   Kimberly-Clark Corporation       12,400      809,100
   PepsiCo, Inc.                    12,400      437,100
                                            -----------
                                              2,445,525
                                            -----------

ENERGY - 9.43%
   Anadarko Petroleum Corporation    4,900      167,213
   Burlington Resources, Inc.        9,900      327,319
   Cabot Oil & Gas Corporation      12,400      199,175
   Exxon Mobil Corporation          15,000    1,208,437
   Halliburton Company              10,500      422,625
   Occidental Petroleum Corporation 12,400      268,150
                                            -----------
                                              2,592,919
                                            -----------

FINANCIAL SERVICES - 7.22%
   American General Corporation      9,400      713,225
   Hibernia Corporation             24,000      255,000
   The MONY Group, Inc.             15,900      464,081
   Wells Fargo Company              13,700      553,994
                                            -----------
                                              1,986,300
                                            -----------

-------------------------------------------------------
COMMON STOCKS                       SHARES        VALUE
-------------------------------------------------------
HEALTH CARE - 13.22%
   Columbia/HCA Healthcare
     Corporation                    14,700    $ 430,894
   IMS Health, Inc.                 23,000      625,312
   Medtronic, Inc.                   4,400      160,325
   Merck & Company, Inc.             5,600      375,550
   Pfizer, Inc.                      7,300      236,794
   Schering-Plough Corporation       9,400      396,563
   SmithKline Beecham PLC ADR        7,500      483,281
   Sybron International
     Corporation #                  18,600      459,188
   Teva Pharmaceutical Industries
     Ltd. - ADR                      6,500      465,969
                                            -----------
                                              3,633,876
                                            -----------

TECHNOLOGY - 21.90%
   Agilent Technologies, Inc. #      5,000      386,562
   Cisco Systems, Inc. #             5,000      535,625
   EMC Corporation                   4,500      491,625
   First Data Corporation            5,900      290,944
   Hewlett-Packard Company           6,200      706,413
   Intel Corporation                 3,300      271,631
   International Business Machines
     Corporation                     2,200      237,600
   Lucent Technologies, Inc.         4,100      306,731
   Microsoft Corporation #           5,900      688,825
   Motorola, Inc.                    9,400    1,384,150
   Nortel Networks Corporation       5,000      505,000
   Sun Microsystems, Inc. #          2,800      216,825
                                            -----------
                                              6,021,931
                                            -----------

TELECOMMUNICATIONS - 5.51%
   ALLTEL Corporation                6,200      512,662
   Crown Castle International
     Corporation #                  15,600      501,150
   GTE Corporation                   3,500      246,969
   MCI WorldCom, Inc. #              4,800      254,700
                                            -----------
                                              1,515,481
                                            -----------

TOTAL COMMON STOCKS
   (cost $15,069,636)                        22,785,328
                                            -----------

                     See notes to the financial statements.

                                LKCM EQUITY FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 1999


-------------------------------------------------------
CASH EQUIVALENTS - 17.14%        PRINCIPAL        VALUE
-------------------------------------------------------
SHORT TERM INVESTMENTS - 17.14%
   Firstar Bank Demand Note,
     6.24%, due 12/31/2031      $  812,402  $   812,402
   Firstar Bank Repo, 1.00%,
     dated 12/31/99,
     due 1/3/2000*               3,900,000    3,900,000
                                            -----------
TOTAL CASH EQUIVALENTS
   (cost $4,712,402)                          4,712,402
                                            -----------
TOTAL INVESTMENTS - 100.02%
   (cost $19,782,038)                        27,497,730
                                            -----------

Liabilities, less Other Assets -
   (0.02%)                                       (5,238)
                                            -----------
Total Net Assets - 100.00%                  $27,492,492
                                            ===========
     # Non-income producing security.
     * Collateralized by U.S. Government securities.
   ADR American Depository Receipts.

                     See notes to the financial statements.

                               LKCM BALANCED FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999


-------------------------------------------------------
COMMON STOCKS - 63.83%              SHARES        VALUE
-------------------------------------------------------
BEVERAGE & PERSONAL PRODUCTS - 2.99%
   Estee Lauder Companies - TRACES     500  $    43,281
   Gillette Company                  1,000       41,187
   Procter & Gamble Company          1,100      120,519
                                            -----------
                                                204,987
                                            -----------

CAPITAL GOODS - 4.15%
   Diebold, Inc.                     4,600      108,100
   General Electric Company            860      133,085
   Republic Services, Inc. #         3,000       43,125
                                            -----------
                                                284,310
                                            -----------

CONSUMER CYCLICALS - 5.48%
   A.H. Belo Corporation,
     Common Series A                 3,200       61,000
   Harte-Hanks, Inc.                 4,000       87,000
   Infinity Broadcasting
     Corporation #2,125                          76,898
   Tandy Corporation                   950       46,728
   Wal-Mart Stores, Inc.             1,500      103,688
                                            -----------
                                                375,314
                                            -----------

CONSUMER STAPLES - 7.93%
   CBS Corporation #                 3,000      191,812
   Colgate-Palmolive Company         1,900      123,500
   Kimberly-Clark Corporation        1,500       97,875
   Philip Morris Companies, Inc.     2,000       46,375
   U.S. Foodservice #                5,000       83,750
                                            -----------
                                                543,312
                                            -----------

ENERGY - 5.72%
   Atlantic Richfield Company          900       77,850
   BP Amoco PLC - ADR                1,400       83,038
   Exxon Mobil Corporation           1,200       96,675
   Nabors Industries, Inc. #         1,800       55,688
   Schlumberger Limited              1,250       70,313
   Transocean Sedco Forex, Inc.        242        8,152
                                            -----------
                                                391,716
                                            -----------

FINANCIAL SERVICES - 7.64%
   AEGON N.V. - ADR                    201       19,196
   Allstate Corporation              1,200       28,800
   American General Corporation        800       60,700
   American International Group, Inc.  575       62,172


-------------------------------------------------------
COMMON STOCKS                       SHARES        VALUE
-------------------------------------------------------
FINANCIAL SERVICES - (CONTINUED)
   Associates First Capital
     Corporation                     2,700  $    74,081
   Capital One Financial Corporation 1,100       53,006
   Compass Bancshares, Inc.          2,200       49,088
   Mellon Bank Corporation           2,440       83,113
   Wells Fargo Company               2,300       93,006
                                            -----------
                                                523,162
                                            -----------

HEALTH CARE - 7.56%
   American Home Products
     Corporation                     1,450       57,184
   IMS Health, Inc.                  4,000      108,750
   Medtronic, Inc.                   2,900      105,669
   Schering-Plough Corporation         600       25,312
   SmithKline Beecham PLC ADR          750       48,328
   Sybron International
     Corporation #                   3,500       86,406
   Teva Pharmaceutical Industries
     Ltd. - ADR                      1,200       86,025
                                            -----------
                                                517,674
                                            -----------

REAL ESTATE INVESTMENT TRUSTS - 0.37%
   Crescent Real Estate Equities
     Company                         1,400       25,725
                                            -----------

TECHNOLOGY - 12.80%
   Cisco Systems, Inc. #               500       53,563
   EMC Corporation                   1,300      142,025
   Hewlett-Packard Company             750       85,453
   Intel Corporation                   750       61,734
   Microsoft Corporation #           1,100      128,425
   Motorola, Inc.                      700      103,075
   Nortel Networks Corporation       1,500      151,500
   Oracle Corporation                1,350      151,284
                                            -----------
                                                877,059
                                            -----------
TELECOMMUNICATIONS - 6.62%
   ALLTEL Corporation                1,200       99,225
   AT&T Corporation                  1,900       96,425
   Bell Atlantic Corporation         2,300      141,594
   MCI WorldCom, Inc. #              2,190      116,207
                                            -----------
                                                453,451
                                            -----------


                     See notes to the financial statements.

                               LKCM BALANCED FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 1999


-------------------------------------------------------
COMMON STOCKS                       SHARES        VALUE
-------------------------------------------------------
TRANSPORTATION - 2.57%
   RailAmerica, Inc. #               8,500   $   72,781
   United Parcel Service, Inc. -
    Class B                          1,500      103,500
                                            -----------
                                                176,281
                                            -----------

TOTAL COMMON STOCKS
   (cost $3,523,614)                          4,372,991
                                            -----------




-------------------------------------------------------
CORPORATE BONDS - 20.14%         PRINCIPAL
--------------------------------------------------------
BASIC MATERIALS - 0.12%
   Union Camp Corporation,
     Callable 2/14/00,
     10.00%, 5/1/2019              $ 8,000        8,421
                                            -----------

CAPITAL GOODS - 0.70%
   Tyco International Group(1),
     6.375%, 6/15/2005              25,000       23,466
   WMX Technologies,
     6.70%, 5/01/2001               25,000       24,169
                                            -----------
                                                 47,635
                                            -----------

CONSUMER CYCLICALS - 0.69%
   Tandy Corporation,
     6.95%, 9/01/2007               50,000       47,400
                                            -----------

CONSUMER STAPLES - 1.42%
   Clear Channel Communications, Inc.,
     Convertible,
       1.50%, 12/01/2002            50,000       51,375
   Tribune Company, Convertible,
     2.00%, 5/15/2029                  290       46,110
                                            -----------
                                                 97,485
                                            -----------

FINANCIAL SERVICES - 9.73%
   American General Corporation,
     6.75%, 6/15/2005               50,000       48,555
   Associates Corp N.A.,
     6.25%, 9/15/2000               50,000       49,944
   Block Financial Corporation,
     6.75%, 11/01/2004              75,000       73,413
   Citicorp,
     7.00%, 7/01/2007               75,000       72,759
   Citigroup, Inc.,
     5.80%, 3/15/2004               75,000       71,368

-------------------------------------------------------
CORPORATE BONDS                  PRINCIPAL        VALUE
-------------------------------------------------------
FINANCIAL SERVICES  - (CONTINUED)
   Morgan Stanley Group,
     6.875%, 3/01/2007            $ 65,000   $   62,640
   Nationwide Mutual Insurance,
     6.50%, 2/15/2004               75,000       71,996
   Norwest Corporation,
     6.625%, 3/15/2003              75,000       73,736
   Sears Roebuck Acceptance
     Corporation,
     6.00%, 3/20/2003               75,000       71,761
   Wilmington Trust Corporation,
     6.625%, 5/01/2008              75,000       70,395
                                            -----------
                                                666,567
                                            -----------

HEAVY INDUSTRY/TRANSPORTATION - 0.07%
   Union Pacific Railroad Corporation,
     Callable 1/15/2000,
     8.50%, 1/15/2017                5,000        5,109
                                            -----------

MANUFACTURING - 0.35%
   Thomas & Betts Corporation,
     6.50%, 1/15/2006               25,000       23,641
                                            -----------

REAL ESTATE INVESTMENT TRUST - 1.36%
   Bay Apartment Communities,
     6.25%, 1/15/2003               25,000       23,903
   EOP Operating LP,
     6.80%, 1/15/2009               50,000       45,715
   Prologis Trust,
     7.05%, 7/15/2006               25,000       23,652
                                            -----------
                                                 93,270
                                            -----------

RETAIL - 0.79%
   Toys R Us,
     Callable 1/2000,
     8.25%, 2/01/2017               54,000       54,215
                                            -----------

TECHNOLOGY - 1.08%
   Kent Electronics,
     Callable 9/06/2000,
     4.50%, 9/01/2004               60,000       49,950
   Oracle Corporation,
     6.91%, 2/15/2007               25,000       23,763
                                            -----------
                                                 73,713
                                            -----------





                     See notes to the financial statements.

                               LKCM BALANCED FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 1999

-------------------------------------------------------
CORPORATE BONDS                  PRINCIPAL        VALUE
-------------------------------------------------------
TELECOMMUNICATIONS - 1.37%
   ITC DeltaCom, Inc., Convertible,
     Callable 5/17/2002,
     4.50%, 5/15/2006           $   27,000   $   32,400
   MCI WorldCom, Inc.,
     7.75%, 4/01/2007               60,000       61,247
                                            -----------
                                                 93,647
                                            -----------

UTILITIES - 2.46%
   Old Domin Electric,
     Callable 12/01/2003,
     7.48%, 12/01/2013              70,000       68,311
   Potomac Edison Company,
     Callable 2/14/2000,
     8.00%, 6/01/2006              100,000      100,357
                                            -----------
                                                168,668
                                            -----------

TOTAL CORPORATE BONDS
     (cost $1,426,264)                        1,379,771
                                            -----------

-------------------------------------------------------
CONVERTIBLE PREFERRED
STOCKS - 1.76%                      SHARES
-------------------------------------------------------
TELECOMMUNICATIONS - 1.76%
   Crown Castle International
     Corporation, 7.25%              4,200      120,750
                                            -----------

TOTAL CONVERTIBLE PREFERRED STOCKS
   (cost $94,137)                               120,750
                                            -----------

-------------------------------------------------------
U.S. TREASURY
OBLIGATIONS - 11.91%             PRINCIPAL        VALUE
-------------------------------------------------------
U.S. Treasury Notes:
   5.375%, 2/15/2001            $  100,000  $    99,218
   6.625%, 6/30/2001               100,000      100,625
   6.375%, 9/30/2001                70,000       70,153
   7.50%, 11/15/2001               150,000      153,328
   5.75%, 8/15/2003                100,000       97,938
   5.25%, 5/15/2004                100,000       95,812
   6.00%, 8/15/2004                100,000       98,469
   6.50%, 5/15/2005                100,000      100,063
                                            -----------

TOTAL U. S. TREASURY OBLIGATIONS
   (cost $823,434)                              815,606
                                            -----------

-------------------------------------------------------
CASH EQUIVALENTS - 1.62%
-------------------------------------------------------
SHORT TERM INVESTMENTS - 1.62%
   Firstar Bank Demand Note,
      6.24%, due 12/31/2031        111,194      111,194
                                            -----------

TOTAL CASH EQUIVALENTS
   (cost $111,194)                              111,194
                                            -----------

TOTAL INVESTMENTS - 99.26%
   (cost $5,978,643)                          6,800,312
                                            -----------

Other Assets in excess of
Liabilities - 0.74%                              50,295
                                            -----------
Total Net Assets - 100.00%                  $ 6,850,607
                                            ===========

        #  Non-income producing security.
      (1)  Foreign Security.
      ADR  American Depository Receipts.
   TRACES  Trust Automatic Common Exchange Securities.



                     See notes to the financial statements.

                             LKCM FIXED INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999



-------------------------------------------------------
CORPORATE BONDS - 74.67%         PRINCIPAL        VALUE
-------------------------------------------------------
BASIC MATERIALS - 0.28%
   Union Camp Corporation,
     Callable 2/14/00,
     10.00%, 5/1/2019            $  69,000  $   72,633
                                            -----------

CAPITAL GOODS - 3.66%
   Tyco International Group(1),
     6.375%, 6/15/2005             500,000      469,313
   WMX Technologies,
     6.70%, 5/01/2001              500,000      483,387
                                            -----------
                                                952,700
                                            -----------

CHEMICALS - 0.16%
   M.A. Hanna Company,
     9.375%, 9/15/2003              40,000       42,069
                                            -----------

CONSUMER CYCLICALS - 1.82%
   Tandy Corporation,
     6.95%, 9/01/2007              500,000      474,000
                                            -----------

FINANCIAL SERVICES - 30.83%
   Associates Corp N.A.,
     6.25%, 9/15/2000              275,000      274,691
   Banc One Corporation,
     7.00%, 7/15/2005              150,000      147,449
   Banc One Corporation,
     7.60%, 5/01/2007              500,000      498,257
   Block Financial Corporation,
     6.75%, 11/01/2004             725,000      709,655
   C.I.T. Group,
     6.625%, 6/15/2005             500,000      483,226
   Chartwell Re Holdings
     Corporation,
     Callable 2/14/00,
     10.25%, 3/01/2004           1,000,000    1,035,000
   Citigroup, Inc.,
     5.80%, 3/15/2004              500,000      475,784
   Morgan Stanley Group,
     6.875%, 3/01/2007           1,000,000      963,698
   Nationsbank Corporation,
     6.875%, 2/15/2005           1,000,000      986,136
   Nationwide Mutual Insurance,
     6.50%, 2/15/2004              550,000      527,969
   Norwest Corporation,
     6.625%, 3/15/2003             500,000      491,572



-------------------------------------------------------
CORPORATE BONDS                  PRINCIPAL        VALUE
-------------------------------------------------------
FINANCIAL SERVICES - (CONTINUED)
   Sears Roebuck Acceptance
     Corporation,
     6.00%, 3/20/2003           $  500,000   $  478,407
   State Street Boston Corporation,
     5.95%, 9/15/2003              495,000      478,543
   Wilmington Trust Corporation,
     6.625%, 5/01/2008             500,000      469,298
                                            -----------
                                              8,019,685
                                            -----------

HEAVY INDUSTRY/TRANSPORTATION - 0.23%
   Union Pacific Railroad Corporation,
     Callable 1/15/2000,
     8.50%, 1/15/2017               59,000       60,284
                                            -----------

MANUFACTURING - 0.55%
   Thomas & Betts Corporation,
     6.50%, 1/15/2006              150,000      141,846
                                            -----------

REAL ESTATE INVESTMENT TRUST - 6.72%
   Bay Apartment Communities,
     6.25%, 1/15/2003              150,000      143,418
   Camden Property Trust,
     7.00%, 11/15/2006             800,000      748,202
   EOP Operating LP,
     6.80%, 1/15/2009              550,000      502,864
   Prologis Trust,
     7.05%, 7/15/2006              375,000      354,787
                                            -----------
                                              1,749,271
                                            -----------

RETAIL - 2.10%
   Toys R Us,
     Callable 2/1/2000,
     8.25%, 2/01/2017              545,000      547,165
                                            -----------

TECHNOLOGY - 6.25%
   Oracle Corporation,
     6.91%, 2/15/2007              675,000      641,599
   Texas Instruments, Inc.,
     7.00%, 8/15/2004            1,000,000      983,292
                                            -----------
                                              1,624,891
                                            -----------

                     See notes to the financial statements.

                             LKCM FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 1999



-------------------------------------------------------
CORPORATE BONDS                  PRINCIPAL        VALUE
-------------------------------------------------------
TELECOMMUNICATIONS - 13.07%
   ALLTEL Corporation,
     7.25%, 4/01/2004           $  750,000   $  749,629
   Cable & Wireless
     Communications PLC,
     6.75%, 12/01/2008(1)        1,000,000      991,862
   GTE Hawaiian Telephone,
     7.375%, 9/01/2006             650,000      638,040
   MCI WorldCom, Inc.,
     7.75%, 4/01/2007            1,000,000    1,020,785
                                            -----------
                                              3,400,316
                                            -----------

TOOLS - HAND HELD - 2.60%
   Black & Decker,
     7.50%, 4/01/2003              675,000      676,798
                                            -----------

UTILITIES - 6.40%
   Interstate Power Company,
     Callable 9/15/2000,
     8.625%, 9/15/2021              50,000       51,240
   Old Domin Electric,
     7.48%, 12/01/2013             575,000      561,129
   Potomac Edison Company,
     Callable 2/14/2000
     8.00%, 6/01/2006            1,000,000    1,003,572
   Southwest Gas Corporation,
     7.50%, 8/01/2006               50,000       48,855
                                            -----------
                                              1,664,796
                                            -----------

TOTAL CORPORATE BONDS
   (cost $20,200,927)                       19,426,454
                                            -----------


-------------------------------------------------------
U.S. TREASURY
OBLIGATIONS - 22.98%             PRINCIPAL        VALUE
-------------------------------------------------------
U.S. Treasury Notes:
   5.375%, 2/15/2001            $1,000,000   $  992,188
   5.75%, 11/30/2002             1,000,000      985,000
   6.25%, 2/15/2003              1,000,000      997,188
   7.25%, 8/15/2004              1,000,000    1,032,188
   6.50%, 5/15/2005              1,000,000    1,000,625
   5.875%, 11/15/2005            1,000,000      971,250
                                            -----------

TOTAL U.S. TREASURY OBLIGATIONS
    (cost $6,077,878)                         5,978,439
                                            -----------


-------------------------------------------------------
CASH EQUIVALENTS - 0.58%
-------------------------------------------------------
SHORT TERM INVESTMENTS - 0.58%
   Firstar Bank Demand Note,
     6.24%, due 12/31/2031         149,554      149,554
                                            -----------

TOTAL CASH EQUIVALENTS
   (cost $149,554)                              149,554
                                            -----------

TOTAL INVESTMENTS - 98.23%
   (cost $26,428,359)                        25,554,447
                                            -----------

Other Assets in excess of
Liabilities - 1.77%                             461,507
                                            -----------
Total Net Assets - 100.00%                  $26,015,954
                                            ===========

(1) Foreign Security.



                     See notes to the financial statements.

                             LKCM INTERNATIONAL FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999



-------------------------------------------------------
COMMON STOCKS - 87.80%              SHARES        VALUE
-------------------------------------------------------
AUSTRALIA - 0.86%
-------------------------------------------------------
COMPUTER SOFTWARE - 0.08%
   Solution 6 Holdings, Limited #    6,127  $    66,746
                                            -----------

DIVERSIFIED MINERALS - 0.78%
   WMC, Limited - ADR              119,042      656,219
                                            -----------
TOTAL AUSTRALIA                                 722,965
                                            -----------

-------------------------------------------------------
CANADA - 0.04%
-------------------------------------------------------
ENERGY - 0.04%
   Ballard Power Systems, Inc. #     1,142       32,254
                                            -----------
TOTAL CANADA                                    32,254
                                            -----------

-------------------------------------------------------
FINLAND - 3.16%
-------------------------------------------------------
TELECOMMUNICATION - 3.16%
   Nokia Oyj                        14,609    2,648,290
                                            -----------
TOTAL FINLAND                                 2,648,290
                                            -----------

-------------------------------------------------------
FRANCE - 9.22%
-------------------------------------------------------
BUILDING & CONSTRUCTION - 2.91%
   Bouygues SA                       3,839    2,439,608
                                            -----------

ELECTRONICS - 1.86%
   STMicroelectronics               10,126    1,558,238
                                            -----------

FINANCIAL SERVICES - 1.57%
   Banque Nationale de Paris        14,250    1,314,568
   Compagnie Financiere de Paribas       5          559
                                            -----------
                                              1,315,127
                                            -----------

MEDICAL - 1.06%
   Aventis SA                       15,388      894,192
                                            -----------

METAL PROCESSORS & FABRICATORS - 0.07%
   Pechiney SA - Class A               853       60,950
                                            -----------

PUBLISHING & BROADCASTING - 0.90%
   Societe Television Francaise 1    1,438      753,069
                                            -----------


-------------------------------------------------------
COMMON STOCKS                       SHARES        VALUE
-------------------------------------------------------
FRANCE - (CONTINUED)
-------------------------------------------------------
RETAIL - 0.85%
   Castorama Dubois Investisse       2,360   $  717,780
                                            -----------
TOTAL FRANCE                                  7,738,964
                                            -----------

-------------------------------------------------------
GERMANY - 11.46%
-------------------------------------------------------
AUTOS - 0.59%
   Bayersiche Motoren Werke
     (BMW) AG                       16,237      495,474
                                            -----------

DIVERSIFIED MANUFACTURING - 0.77%
   Veba AG - ADR                     6,729      326,979
   Viag AG                          17,604      322,668
                                            -----------
                                                649,647
                                            -----------

ELECTRONIC COMPONENTS - 0.23%
   Aixtron AG                        1,339      188,521
                                            -----------

FINANCIAL SERVICES - 3.95%
   Deutsche Bank AG                  9,089      767,524
   Dresdner Bank AG                 27,295    1,484,395
   Muenchener Rueckversicherungs-
     Gesellscahft AG                 4,200    1,065,069
                                            -----------
                                              3,316,988
                                            -----------

INTERNET SOFTWARE - 0.60%
   Intershop Communications AG #     1,773      499,965
                                            -----------

TELECOMMUNICATION - 5.32%
   Mannesmann AG                    18,496    4,461,243
                                            -----------
TOTAL GERMANY                                 9,611,838
                                            -----------

-------------------------------------------------------
HONG KONG - 4.16%
-------------------------------------------------------
DIVERSIFIED OPERATIONS - 0.78%
   Hutchison Whampoa, Limited       45,000      654,134
                                            -----------

ELECTRONIC COMPONENTS - 0.67%
   Great Wall Technology Company # 576,000      561,282
                                            -----------

FINANCIAL SERVICES - 0.50%
   Bank of East Asia, Limited      150,800      419,502
                                            -----------


                     See notes to the financial statements.

                             LKCM INTERNATIONAL FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 1999

-------------------------------------------------------
COMMON STOCKS                       SHARES        VALUE
--------------------------------------------------------
HONG KONG - (CONTINUED)
--------------------------------------------------------
PUBLISHING & BROADCASTING - 0.80%
   Television Broadcasts, Limited   98,000   $  668,156
                                            -----------

TELECOMMUNICATION - 1.41%
   China Telecom (Hong Kong),
     Limited                       190,000    1,186,640
                                            -----------
TOTAL HONG KONG                               3,489,714
                                            -----------

-------------------------------------------------------
ITALY - 4.06%
-------------------------------------------------------
TELECOMMUNICATION - 4.06%
   Tecnost SpA                     301,482    1,138,584
   Telecom Italia SpA              161,112    2,271,583
                                            -----------
TOTAL ITALY                                   3,410,167
                                            -----------

-------------------------------------------------------
JAPAN - 32.54%
-------------------------------------------------------
ADVERTISING AGENCIES - 0.82%
   Asatsu-DK, Inc.                  10,200      689,091
                                            -----------

APPAREL MANUFACTURERS - 0.56%
   World Company, Limited            3,800      472,514
                                            -----------

AUDIO/VIDEO PRODUCTS - 1.31%
   Sony Corporation                  3,700    1,097,669
                                            -----------

CHEMICALS - 0.38%
   Kaneka Corporation               25,000      319,921
                                            -----------

COMMERCIAL SERVICES - 0.42%
   Toyo Information Systems
     Company, Limited                5,000      352,476
                                            -----------

COMPUTERS - 0.13%
   Data Communication System
     Company, Limited                  900      111,030
                                            -----------

COMPUTER SOFTWARE - 0.73%
   Konami Company, Limited           3,400      607,532
                                            -----------

DISTRIBUTION - 2.60%
   Softbank Corporation              1,700    1,627,852
   Sumitomo Corporation             57,000      553,064
                                            -----------
                                              2,180,916
                                            -----------

-------------------------------------------------------
COMMON STOCKS                       SHARES        VALUE
-------------------------------------------------------
JAPAN - (CONTINUED)
-------------------------------------------------------
EDUCATION - 1.01%
   Benesse Corporation               3,500   $  843,005
                                            -----------

ELECTRIC - INTEGRATED - 0.65%
   The Tokyo Electric Power
     Company, Inc.                  20,200      541,912
                                            -----------

ELECTRONICS - 11.10%
   Advantest Corporation             2,800      740,200
   Funai Electric Company, Limited   1,100      648,360
   Honda Tsushin Kogyo Company,
     Limited                         3,000      221,766
   Keyence Corporation                 700      284,429
   Kyocera Corporation               4,400    1,141,631
   Murata Manufacturing Company,
     Limited                        11,000    2,584,824
   Nitto Denko Corporation          12,000      600,384
   Omron Corporation                20,000      461,156
   Rohm Company, Limited             2,300      945,811
   Tokyo Electron, Limited           8,000    1,096,592
   Yaskawa Electric Corporation     83,000      589,986
                                            -----------
                                              9,315,139
                                            -----------

FINANCIAL SERVICES - 2.70%
   Daiwa Securities Group, Inc.     68,000    1,064,595
   Nikko Securities Company,
     Limited                        95,000    1,202,678
                                            -----------
                                              2,267,273
                                            -----------

HUMAN RESOURCES - 0.17%
   Pasona Softbank, Inc.             1,800      143,105
                                            -----------

IDENTIFICATION SYSTEMS - 0.39%
   Secom Company, Limited            3,000      330,446
                                            -----------

MACHINERY - 1.49%
   SMC Corporation                   4,100      907,635
   THK Company, Limited              8,500      343,713
                                            -----------
                                              1,251,348
                                            -----------

METAL PROCESSORS - 0.24%
   NSK, Limited                     29,000      198,473
                                            -----------




                     See notes to the financial statements.

                                DECEMBER 31, 1999




-------------------------------------------------------
COMMON STOCKS                       SHARES        VALUE
-------------------------------------------------------
JAPAN - (CONTINUED)
-------------------------------------------------------
OFFICE AUTOMATION & EQUIPMENT - 0.63%
   Ricoh Company, Limited           28,000  $   528,009
                                            -----------

PAPER & RELATED PRODUCTS - 0.17%
   Nippon Paper Industries Company,
     Limited                        25,000      137,808
                                            -----------

PUBLISHING & BROADCASTING - 0.56%
   Nippon Television Network
     Corporation                       400      469,968
                                            -----------

RETAIL - 1.70%
   Ryohin Keikaku Company, Limited   1,800      361,464
   Seven-Eleven Japan Company,
     Limited                         2,000      317,228
   Sunkus & Associates, Inc.         7,100      311,432
   Yamada Denki Company, Limited     4,000      434,720
                                            -----------
                                              1,424,844
                                            -----------

TELECOMMUNICATION - 4.78%
   Hikari Tsushin, Inc.                400      802,862
   NTT Mobile Communications
     Network, Inc.                      42    1,616,102
   Nippon Telegraph & Telephone
     Corporation                        80    1,370,740
   Toyo Communication Equipment
     Company, Limited               12,000      223,235
                                            -----------
                                              4,012,939
                                            -----------
TOTAL JAPAN                                  27,295,418
                                            -----------

-------------------------------------------------------
KOREA - 4.42%
-------------------------------------------------------
ELECTRONICS - 1.05%
   Samsung Electronics - GDR         7,390      885,876
                                            -----------

FINANCIAL SERVICES - 0.47%
   Samsung Securities Company,
     Limited                        12,982      392,417
                                            -----------

STEEL PRODUCERS - 0.63%
   Pohang Iron & Steel Co.,
     Limited - ADR                  15,028      525,980
                                            -----------

-------------------------------------------------------
COMMON STOCKS                       SHARES        VALUE
-------------------------------------------------------
KOREA - (CONTINUED)
-------------------------------------------------------
TELECOMMUNICATION - 2.27%
   Korea Telecom Corporation        13,861  $ 1,036,110
   Korea Thrunet Company,
     Limited - Class A #             6,522      442,681
   SK Telecom Company, Limited         120      429,157
                                            -----------
                                              1,907,948
                                            -----------
TOTAL KOREA                                   3,712,221
                                            -----------

-------------------------------------------------------
NETHERLANDS - 3.55%
-------------------------------------------------------
COMPUTER SERVICES - 0.54%
   Getronics NV                      5,713      455,682
                                            -----------

ELECTRONICS - 3.01%
   Koninklijke Philips
     Electronics N.V.               18,581    2,526,245
                                            -----------
TOTAL NETHERLANDS                             2,981,927
                                            -----------

-------------------------------------------------------
SINGAPORE - 1.69%
-------------------------------------------------------
AIRLINES - 0.29%
   Singapore Airlines, Limited      21,000      238,235
                                            -----------

FINANCIAL SERVICES - 0.73%
   DBS Group Holdings, Limited      33,000      540,756
   Kim Eng Holdings                114,000       71,849
                                            -----------
                                                612,605
                                            -----------

PUBLISHING & BROADCASTING - 0.67%
   Singapore Press Holdings,
     Limited                        26,000      563,385
                                            -----------
TOTAL SINGAPORE                               1,414,225
                                            -----------

-------------------------------------------------------
SPAIN - 1.88%
-------------------------------------------------------
TELECOMMUNICATION - 1.88%
   Telefonica S.A.                  63,167    1,577,664
                                            -----------
TOTAL SPAIN                                   1,577,664
                                            -----------

-------------------------------------------------------
SWEDEN - 2.56%
-------------------------------------------------------
   Telefonaktiebolaget LM Ericsson  33,406    2,148,549
                                            -----------
TOTAL SWEDEN                                  2,148,549
                                            -----------



                     See notes to the financial statements.

                             LKCM INTERNATIONAL FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 1999



-------------------------------------------------------
COMMON STOCKS                       SHARES        VALUE
-------------------------------------------------------
SWITZERLAND - 1.52%
-------------------------------------------------------
RECREATIONAL - 1.52%
   The Swatch Group AG               1,108  $ 1,275,714
                                            -----------
TOTAL SWITZERLAND                             1,275,714
                                            -----------

-------------------------------------------------------
TAIWAN - 0.75%
-------------------------------------------------------
COMPUTERS - 0.44%
   Synnex Technology International
     Corporation                    14,000      368,200
                                            -----------

TEXTILE MANUFACTURERS - 0.31%
   Far Eastern Textile Limited #    10,729      257,496
                                            -----------
TOTAL TAIWAN                                    625,696
                                            -----------

-------------------------------------------------------
UNITED KINGDOM - 5.93%
-------------------------------------------------------
DIVERSIFIED MINERALS - 0.13%
   Rio Tinto PLC                     4,664      112,630
                                            -----------

FINANCIAL SERVICES - 3.28%
   Amvescap PLC - ADR               87,799    1,021,116
   Britannic PLC                    45,449      695,963
   Standard Chartered PLC           66,562    1,033,244
                                            -----------
                                              2,750,323
                                            -----------

FOOD - 0.90%
   Unilever PLC                    102,144      751,544
                                            -----------

MEDICAL - 0.33%
   AstraZeneca Group PLC             6,693      277,632
                                            -----------

RETAIL - 0.70%
   Boots Company PLC                60,443      587,754
                                            -----------

TELECOMMUNICATION - 0.59%
   Vodafone AirTouch PLC            99,513      493,080
                                            -----------
TOTAL UNITED KINGDOM                          4,972,963
                                            -----------

TOTAL COMMON STOCKS (cost $49,627,435)       73,658,569
                                            -----------

-------------------------------------------------------
PREFERRED STOCKS - 0.59%            SHARES        VALUE
-------------------------------------------------------
ITALY - 0.59%
-------------------------------------------------------
MULTIPLE INDUSTRY - 0.59%
   IFI Istituto Finanziario         17,603   $  490,888
                                            -----------
TOTAL ITALY                                     490,888
                                            -----------

TOTAL PREFERRED STOCKS (cost $922,483)          490,888
                                            -----------

-------------------------------------------------------
WARRANTS - 0.18%
-------------------------------------------------------
SINGAPORE - 0.18%
-------------------------------------------------------
AIRLINES - 0.18%
   Singapore Airlines, Limited #    20,400      154,286
                                            -----------
TOTAL SINGAPORE                                 154,286
                                            -----------

TOTAL WARRANTS (cost $62,289)                   154,286
                                            -----------

TOTAL INVESTMENTS - 88.57%
   (cost $50,612,207)                        74,303,743
                                            -----------

Other Assets in excess of
Liabilities - 11.43%                          9,588,074
                                            -----------

Total Net Assets - 100.00%                  $83,891,817
                                            ===========


     # Non-income producing security.
   ADR American Depository Receipts.
   GDR Global Depository Receipts



                     See notes to the financial statements.

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1999


                                                LKCM                          LKCM           LKCM            LKCM
                                              SMALL CAP        LKCM         BALANCED     FIXED INCOME    INTERNATIONAL
                                             EQUITY FUND    EQUITY FUND       FUND           FUND            FUND
ASSETS:
Investments, at value * .................   $197,503,719   $ 23,597,730   $  6,800,312   $ 25,554,447    $ 74,303,743
Repurchase Agreements* ..................     32,900,000      3,900,000           --             --              --
Cash ....................................         39,250         10,532           --             --         5,849,797
Foreign currency ** .....................           --             --             --             --         2,371,865
Dividends and interest receivable .......        159,543         35,740         39,816        470,198          73,781
Receivable from Adviser .................           --             --            4,461           --              --
Receivable for investments sold .........           --             --             --             --         1,846,930
Organizational expenses, net of
  accumulated amortization ..............           --             --            9,768          9,768          17,913
Prepaid expenses ........................         26,750          8,986          3,663          9,469           8,198
                                            ------------   ------------   ------------   ------------    ------------
   Total assets .........................    230,629,262     27,552,988      6,858,020     26,043,882      84,472,227
                                            ------------   ------------   ------------   ------------    ------------

LIABILITIES:
Payable for investments purchased .......           --             --             --             --           425,586
Payable for investment advisory fees ....        403,222         45,710           --           18,627         106,237
Accrued expenses and other liabilities ..         62,368         14,786          7,413          9,301          48,587
                                            ------------   ------------   ------------   ------------    ------------
   Total liabilities ....................        465,590         60,496          7,413         27,928         580,410
                                            ------------   ------------   ------------   ------------    ------------
NET ASSETS ..............................   $230,163,672   $ 27,492,492   $  6,850,607   $ 26,015,954    $ 83,891,817
                                            ============   ============   ============   ============    ============
NET ASSETS CONSIST OF:
Paid in capital .........................   $159,727,680   $ 18,694,765   $  6,019,841   $ 26,971,952    $ 58,566,532
Undistributed net investment income .....         61,562          1,048            463          3,923            --
Undistributed net realized gain (loss)
  on securities and foreign currency
  transactions ..........................      9,487,280      1,080,987          8,634        (86,009)      1,636,179
Net unrealized appreciation or
  depreciation on:
   Investments securities ...............     60,887,150      7,715,692        821,669       (873,912)     23,691,536
   Other assets and liabilities
    denominated in foreign currency .....           --             --             --             --            (2,430)
                                            ------------   ------------   ------------   ------------    ------------
NET ASSETS ..............................   $230,163,672   $ 27,492,492   $  6,850,607   $ 26,015,954    $ 83,891,817
                                            ============   ============   ============   ============    ============
Shares of beneficial interest outstanding
  (unlimited shares of no par value
  authorized) ...........................     12,733,220      1,843,883        556,809      2,686,077       5,434,429
Net asset value per share
  (offering and redemption price) .......   $      18.08   $      14.91   $      12.30   $       9.69    $      15.44
                                            ============   ============   ============   ============    ============

* Cost of Investments ...................   $169,516,569   $ 19,782,038   $  5,978,643   $ 26,428,359    $ 50,612,207
                                            ============   ============   ============   ============    ============
** Cost of Foreign Currency .............   $       --     $       --     $       --     $       --      $  2,374,847
                                            ============   ============   ============   ============    ============



                     See notes to the financial statements.

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                LKCM                           LKCM            LKCM             LKCM
                                              SMALL CAP         LKCM          BALANCED      FIXED INCOME    INTERNATIONAL
                                             EQUITY FUND     EQUITY FUND        FUND            FUND            FUND
INVESTMENT INCOME:
Dividends* ..............................   $  1,284,652    $    433,476    $     37,942    $       --      $    663,007
Interest ................................      1,057,984         167,681          91,494       1,278,234          62,107
                                            ------------    ------------    ------------    ------------    ------------
   Total income .........................      2,342,636         601,157         129,436       1,278,234         725,114
                                            ------------    ------------    ------------    ------------    ------------

EXPENSES:
Investment advisory fees ................      1,644,113         282,731          30,428         102,645         586,147
Administrative fees .....................        130,065          26,054           9,458          20,167          40,976
Custody fees and expenses ...............         27,107           3,711           6,779           4,658         168,098
Accounting and transfer agent
  fees and expenses .....................         75,979          36,346          35,287          40,919          54,005
Federal and state registration ..........         11,923          10,001           4,632           3,864           8,777
Professional fees .......................         54,664          11,408             735           5,062          15,919
Trustees' fees ..........................         17,137           3,205             282           1,134           4,116
Amortization of deferred charges ........          5,680            --             3,260           3,260           5,935
Reports to shareholders .................         13,618           2,554             279             894           4,750
Other ...................................          1,672             715              98             343             865
                                            ------------    ------------    ------------    ------------    ------------
   Total expenses .......................      1,981,958         376,725          91,238         182,946         889,588
   Less, expense waiver and/or
     reimbursement ......................           --           (52,465)        (53,613)        (49,500)       (186,212)
                                            ------------    ------------    ------------    ------------    ------------
   Net expenses .........................      1,981,958         324,260          37,625         133,446         703,376
                                            ------------    ------------    ------------    ------------    ------------
NET INVESTMENT INCOME ...................        360,678         276,897          91,811       1,144,788          21,738
                                            ------------    ------------    ------------    ------------    ------------

REALIZED/UNREALIZED GAIN/LOSS
  ON INVESTMENTS:
Net realized gain (loss) on:
   Investments: .........................     13,148,667      11,960,994          34,641         (85,458)      5,622,610
   Foreign currency transactions ........           --              --              --              --          (213,393)
   Futures contracts ....................           --              --              --              --        (2,097,215)
                                            ------------    ------------    ------------    ------------    ------------
                                              13,148,667      11,960,994          34,641         (85,458)      3,312,002
                                            ------------    ------------    ------------    ------------    ------------
Net change in unrealized appreciation on:
   Investments ..........................     18,273,521      (5,005,383)        518,246      (1,085,107)     20,280,184
   Foreign currency transactions ........           --              --              --              --           106,063
   Futures contracts ....................           --              --              --              --          (162,144)
                                            ------------    ------------    ------------    ------------    ------------
                                              18,273,521      (5,005,383)        518,246      (1,085,107)     20,224,103
                                            ------------    ------------    ------------    ------------    ------------
NET GAIN (LOSS) ON INVESTMENTS ..........     31,422,188       6,955,611         552,887      (1,170,565)     23,536,105
                                            ------------    ------------    ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .............   $ 31,782,866    $  7,232,508    $    644,698    $    (25,777)   $ 23,557,843
                                            ============    ============    ============    ============    ============

* Net of Foreign Taxes Withheld .........   $      3,229    $      2,818    $        237    $       --      $     78,087
                                            ============    ============    ============    ============    ============


                     See notes to the financial statements.


                                       21

                       STATEMENTS OF CHANGES IN NET ASSETS
                                                          LKCM
                                                     SMALL CAP EQUITY FUND                 LKCM EQUITY FUND
                                                   Year Ended       Year Ended       Year Ended       Year Ended
                                                  December 31,     December 31,     December 31,     December 31,
                                                     1999             1998              1999             1998
                                                 -------------    -------------    -------------    -------------
OPERATIONS:
Net investment income ........................   $     360,678    $     934,374    $     276,897    $     284,720
Net realized gain (loss) on investments ......      13,148,667         (630,210)      11,960,994          627,597
Net change in unrealized appreciation ........      18,273,521      (18,659,746)      (5,005,383)       4,346,775
                                                 -------------    -------------    -------------    -------------
    Net increase (decrease) in net assets
      resulting from operations ..............      31,782,866      (18,355,582)       7,232,508        5,259,092
                                                 -------------    -------------    -------------    -------------

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income ........................        (363,466)      (1,034,445)        (275,849)        (284,136)
Net realized gain on investments .............      (3,140,224)        (730,451)      (6,529,751)      (1,148,795)
                                                 -------------    -------------    -------------    -------------
    Total dividends and distributions ........      (3,503,690)      (1,764,896)      (6,805,600)      (1,432,931)
                                                 -------------    -------------    -------------    -------------

FUND SHARE TRANSACTIONS:
Net proceeds from shares sold ................       8,454,712       22,128,815        6,077,832        6,668,985
Shares issued on reinvestment of dividends
   and distributions .........................       3,408,485        1,643,267        3,914,068        1,238,620
Cost of shares redeemed ......................     (57,996,318)     (30,421,264)     (23,995,464)     (23,056,392)
                                                 -------------    -------------    -------------    -------------
    Net increase (decrease) in net assets from
      Fund share transactions ................     (46,133,121)      (6,649,182)     (14,003,564)     (15,148,787)
                                                 -------------    -------------    -------------    -------------
Total increase (decrease) in net assets ......     (17,853,945)     (26,769,660)     (13,576,656)     (11,322,626)

NET ASSETS:
Beginning of period ..........................     248,017,617      274,787,277       41,069,148       52,391,774
                                                 -------------    -------------    -------------    -------------
End of period* ...............................   $ 230,163,672    $ 248,017,617    $  27,492,492    $  41,069,148
                                                 =============    =============    =============    =============

*Including undistributed net
  investment income of: ......................   $      61,562    $         193    $       1,048    $        --
                                                 =============    =============    =============    =============

CHANGES IN SHARES OUTSTANDING:
Shares sold ..................................         536,898        1,329,026          402,049          482,978
Shares issued on reinvestment of dividends
   and distributions .........................         192,244          104,533          285,910           86,075
Shares redeemed ..............................      (3,775,364)      (1,924,372)      (1,698,331)      (1,690,990)
                                                 -------------    -------------    -------------    -------------
                                                    (3,046,222)        (490,813)      (1,010,372)      (1,121,937)
                                                 =============    =============    =============    =============




                     See notes to the financial statements.


                                       22

                       STATEMENTS OF CHANGES IN NET ASSETS
                                                                                               LKCM
                                                    LKCM BALANCED FUND                   FIXED INCOME FUND

                                                   Year Ended       Year Ended     Year Ended      Year Ended
                                                   December 31,    December 31,    December 31,   December 31,
                                                       1999            1998            1999            1998
                                                  ------------    ------------    ------------    ------------
OPERATIONS:
Net investment income .........................   $     91,811    $     46,691    $  1,144,788    $    555,507
Net realized gain (loss) on investments .......         34,641         (19,531)        (85,458)         28,673
Net change in unrealized appreciation .........        518,246         303,423      (1,085,107)        211,195
                                                  ------------    ------------    ------------    ------------
    Net increase (decrease) in net assets
      resulting from operations ...............        644,698         330,583         (25,777)        795,375
                                                  ------------    ------------    ------------    ------------

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income .........................        (93,999)        (48,212)     (1,142,793)       (558,872)
Net realized gain on investments ..............         (6,417)           --           (22,567)         (5,476)
                                                  ------------    ------------    ------------    ------------
    Total dividends and distributions .........       (100,416)        (48,212)     (1,165,360)       (564,348)
                                                  ------------    ------------    ------------    ------------

FUND SHARE TRANSACTIONS:
Net proceeds from shares sold .................      2,627,719       3,312,403      16,042,143      14,242,524
Shares issued on reinvestment of dividends
   and distributions ..........................         99,323          48,212         929,489         489,910
Cost of shares redeemed .......................        (59,878)         (3,835)     (4,321,114)       (406,898)
                                                  ------------    ------------    ------------    ------------
    Net increase (decrease)  in net assets from
       Fund share transactions ................      2,667,164       3,356,780      12,650,518      14,325,536
                                                  ------------    ------------    ------------    ------------
Total increase (decrease) in net assets .......      3,211,446       3,639,151      11,459,381      14,556,563

NET ASSETS:
Beginning of period ...........................      3,639,161              10      14,556,573              10
                                                  ------------    ------------    ------------    ------------
End of period* ................................   $  6,850,607    $  3,639,161    $ 26,015,954    $ 14,556,573
                                                  ============    ============    ============    ============

*Including undistributed net
   investment income of: ......................   $        463    $          2    $      3,923    $       --
                                                  ============    ============    ============    ============

CHANGES IN SHARES OUTSTANDING:
Shares sold ...................................        224,075         325,041       1,611,115       1,411,297
Shares issued on reinvestment of dividends
   and distributions ..........................          8,525           4,558          94,556          47,820
Shares redeemed ...............................         (5,023)           (367)       (439,102)        (39,609)
                                                  ------------    ------------    ------------    ------------
                                                       227,577         329,232       1,266,569       1,419,508
                                                  ============    ============    ============    ============



                     See notes to the financial statements.


                                       23

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    LKCM
                                                                              INTERNATIONAL FUND
                                                                          Year Ended      Year Ended
                                                                          December 31,   December 31,
                                                                             1999            1998
                                                                         ------------    ------------
OPERATIONS:
Net investment income ................................................   $     21,738    $    213,860
Net realized gain (loss) on investments ..............................      3,312,002      (2,604,820)
Net change in unrealized appreciation ................................     20,224,103       3,465,003
                                                                         ------------    ------------
     Net increase (decrease) in net assets resulting from operations .     23,557,843       1,074,043
                                                                         ------------    ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income ................................................           --              --
Net realized gain on investments .....................................     (1,451,155)           --
                                                                         ------------    ------------
    Total dividends and distributions ................................     (1,451,155)           --
                                                                         ------------    ------------

FUND SHARE TRANSACTIONS:
Net proceeds from shares sold ........................................     14,148,239      61,462,930
Shares issued on reinvestment of dividends and distributions .........      1,444,287            --
Cost of shares redeemed ..............................................    (10,792,619)     (5,551,761)
                                                                         ------------    ------------
    Net increase (decrease) in net assets from Fund share transactions      4,799,907      55,911,169
                                                                         ------------    ------------
Total increase (decrease) in net assets ..............................     26,906,595      56,985,212

NET ASSETS:
Beginning of period ..................................................     56,985,222              10
                                                                         ------------    ------------
End of period* .......................................................   $ 83,891,817    $ 56,985,222
                                                                         ============    ============

*Including undistributed net investment income of: ...................   $       --      $   (125,614)
                                                                         ============    ============

CHANGES IN SHARES OUTSTANDING:
Shares sold ..........................................................      1,118,117       5,709,472
Shares issued on reinvestment of dividends and distributions .........         93,907            --
Shares redeemed ......................................................       (951,791)       (535,276)
                                                                         ------------    ------------
                                                                              260,233       5,174,196
                                                                         ============    ============



                     See notes to the financial statements.


                                       24

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING


                                                                LKCM SMALL CAP EQUITY FUND


                                         Year         Year         Year         Year     May 1, 1995 July 14, 1994(1)
                                         Ended        Ended        Ended        Ended       through     through
                                     December 31, December 31, December 31, December 31, December 31,   April 30,
                                         1999         1998         1997         1996         1995(2)      1995
                                      --------     --------     --------     --------      --------     --------
NET ASSET VALUE --
  BEGINNING OF PERIOD............     $  15.72     $  16.89     $  16.20     $  13.84      $  11.48      $ 10.00
                                      --------     --------     --------     --------      --------      -------
Net investment income............         0.03         0.05         0.02         0.05          0.03         0.04
Net realized gain (loss) and
  unrealized appreciation
  (depreciation).................         2.61        (1.10)        3.38         3.26          2.33         1.44
                                      --------     --------     --------     --------      --------      -------
    Total from investment
      operations.................         2.64        (1.05)        3.40         3.31          2.36         1.48
                                      --------     --------     --------     --------      --------      -------
Dividends from net investment
  income.........................        (0.03)       (0.07)       (0.07)       (0.07)           --           --
Distributions from net realized
  gain from investment
  transactions...................        (0.25)       (0.05)       (2.64)       (0.88)           --           --
                                      --------     --------     --------     --------      --------      -------
    Total distributions..........        (0.28)       (0.12)       (2.71)       (0.95)           --           --
                                      --------     --------     --------     --------      --------      -------
NET ASSET VALUE-- END OF PERIOD..     $  18.08     $  15.72     $  16.89     $  16.20      $  13.84      $ 11.48
                                      ========     ========     ========     ========      ========      =======
TOTAL RETURN.....................        16.83%       (6.26%)      23.07%       25.67%        20.56%(3)    14.80%(3)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of
  period (thousands).............     $230,164     $284,018     $274,787      $199,088     $121,430      $66,736
Ratio of expenses to average
  net assets.....................         0.90%        0.91%        0.95%         1.00%        1.00%(4)     1.00%(4)
Ratio of net investment income
  to average net assets..........         0.16%        0.35%        0.22%         0.39%        0.53%(4)     1.15%(4)
Portfolio turnover rate..........           48%          35%          34%           66%          57%          53%

(1) Commencement of operations.
(2) Effective April 30, 1995, the Fund changed its fiscal year end to December 31.
(3) Not annualized.
(4) Annualized.
                   See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING


                                                                           LKCM EQUITY FUND


                                                         Year            Year            Year     January 3, 1996(1)
                                                         Ended           Ended           Ended          through
                                                     December 31,    December 31,    December 31,    December 31,
                                                         1999            1998            1997            1996
                                                     ------------    ------------    -------------   -------------
NET ASSET VALUE-- BEGINNING OF PERIOD...........        $ 14.39         $ 13.18         $ 11.70         $ 10.00
                                                        -------         -------         -------         -------

Net investment income...........................           0.10(2)         0.10            0.10            0.15
Net realized gain (loss) and unrealized
   appreciation (depreciation)..................           2.97            1.63            2.52            1.55
                                                        -------         -------         -------         -------
    Total from investment operations............           3.07            1.73            2.62            1.70
                                                        -------         -------         -------         -------

Dividends from net investment income............          (0.15)          (0.10)          (0.25)             --
Distributions from net realized gain from
  investment transactions.......................          (2.40)          (0.42)          (0.89)             --
                                                        -------         -------         -------         -------
    Total distributions.........................          (2.55)          (0.52)          (1.14)             --
                                                        -------         -------         -------         -------

NET ASSET VALUE-- END OF PERIOD.................        $ 14.91         $ 14.39         $ 13.18         $ 11.70
                                                        =======         =======         =======         =======
TOTAL RETURN....................................          23.07%          13.11%          23.57%           17.00%(3)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)...........        $27,492         $41,069         $52,392          $34,608
Ratio of expenses to average net assets:
  Before expense waiver and/or reimbursement....           0.93%           1.02%           1.16%            1.32%(4)
  After expense waiver and/or reimbursement.....           0.80%           0.80%           0.80%            0.80%(4)
Ratio of net investment income to average
net assets:
  Before expense waiver and/or reimbursement....           0.56%           0.49%           0.57%            0.98%(4)
  After expense waiver and/or reimbursement.....           0.69%           0.71%           0.93%            1.50%(4)
Portfolio turnover rate.........................             59%             45%             48%              79%

(1) Commencement of operations.
(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3) Not annualized.
(4) Annualized.

                   See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING



                                        LKCM BALANCED FUND             LKCM FIXED                   LKCM
                                                                       INCOME FUND           INTERNATIONAL FUND

                                         Year         Year         Year         Year          Year         Year
                                         Ended        Ended        Ended        Ended         Ended        Ended
                                     December 31, December 31, December 31, December 31,  December 31, December 31,
                                         1999         1998         1999         1998          1999         1998
                                       ---------    ---------    ---------    ---------     ---------    ---------
NET ASSET VALUE --
  BEGINNING OF PERIOD............       $11.05       $10.00      $ 10.25      $ 10.00       $ 11.01      $ 10.00
                                        ------       ------      -------      -------       -------      -------
Net investment income............         0.22         0.22         0.52         0.54(1)       0.00         0.04(2)
Net realized gain (loss) and
  unrealized appreciation
  (depreciation).................         1.26         1.05        (0.55)        0.17          4.70         0.97
                                        ------       ------      -------      -------       -------      -------
    Total from investment
      operations.................         1.48         1.27        (0.03)        0.71          4.70         1.01
                                        ------       ------      -------      -------       -------      -------
Dividends from net investment
  income.........................        (0.22)       (0.22)       (0.52)       (0.46)           --           --
Distributions from net realized
  gain from investment
  transactions...................        (0.01)          --        (0.01)          --         (0.27)          --
                                        ------       ------      -------      -------       -------      -------
    Total distributions..........        (0.23)       (0.22)       (0.53)       (0.46)        (0.27)          --
                                        ------       ------      -------      -------       -------      -------
NET ASSET VALUE--END OF PERIOD..        $12.30       $11.05      $  9.69      $ 10.25       $ 15.44      $ 11.01
                                        ======       ======      =======      =======       =======      =======
TOTAL RETURN.....................        13.53%       12.84%       (0.34%)       7.27%        42.71%       10.10%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)....................       $6,851       $3,639      $26,016      $14,557       $83,892      $56,985
Ratio of expenses to average
  net assets:
  Before expense waiver and/or
    reimbursement................         1.95%        4.59%         0.89%       1.28%         1.52%        1.40%
  After expense waiver and/or
    reimbursement................         0.80%        0.80%         0.65%       0.65%         1.20%        1.20%
Ratio of net investment income to
  average net assets:
  Before expense waiver and/or
    reimbursement................         0.81%       (1.38%)        5.34%       4.66%        (0.28%)       0.34%
  After expense waiver and/or
    reimbursement................         1.96%        2.41%         5.58%       5.29%         0.04%        0.54%
Portfolio turnover rate..........           47%          39%           68%         82%          205%         196%


(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(2) Net investment income per share is calculated using the ending balance of undistributed net investment income prior to consideration of adjustments for permanent book and tax differences.


                   See notes to the financial statements.

                                   LKCM FUNDS
                        NOTES TO THE FINANCIAL STATEMENTS

A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES: LKCM Funds (the "Trust") is registered under the Investment Company Act as a diversified open-end, management investment company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of five series of shares comprising the LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund (collectively, the "Funds"), the assets of which are invested in separate, independently managed portfolios. Investment operations of the Funds began on July 14, 1994 (LKCM Small Cap Equity Fund), January 3, 1996 (LKCM Equity Fund), and December 30, 1997 (LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund). The LKCM Small Cap Equity Fund seeks to maximize capital appreciation by investing primarily in equity securities of small companies (those with market values less than $1 billion) which the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Equity Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings with above average returns on the shareholders' equity and under-leveraged balance sheets, and potential for above-average capital appreciation. The LKCM Balanced Fund seeks to provide investors with current income and capital appreciation by investing primarily in a diversified portfolio of equity and debt securities of companies with established operating histories and strong fundamental characteristics. The LKCMFixed Income Fund seeks to provide investors with current income by investing primarily in a diversified portfolio of investment grade, intermediate-term debt securities issued by corporations, the U.S. Government, agencies or instrumentalities of the U.S. Government and cash equivalent securities. The International Fund seeks to provide investors with a total return in excess of the Morgan Stanley Capital International EAFE Index by using geopolitical analysis to eliminate countries where the Subadviser believes it is unsafe to invest and to highlight countries where change is likely to occur. The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.

    1. SECURITY VALUATION: Securities listed on a U.S. securities exchange or the Nasdaq Stock Market for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price available before the time when assets are valued. Debt securities (other than obligations having a maturity of 60 days or less) are normally valued on the basis of quotes obtained from pricing services. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost if it reflects fair value. Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees.

    2. FEDERAL INCOME TAXES: It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

    3. REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with broker-dealers or banks that meet the credit guidelines established by the Board of Trustees. In connection with transactions in repurchase agreements, it is the Fund's policy that the custodian take possession of the underlying collateral securities, the


                   See notes to the financial statements.

    value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

    4. DISTRIBUTIONS TO SHAREHOLDERS: The LKCM Small Cap Equity, LKCM Equity and LKCM International Funds intend to pay dividends and net capital gain distributions, if any, on an annual basis. The LKCM Balanced and LKCM Fixed Income Funds intend to pay dividends on a quarterly basis and net capital gain distributions, if any, on an annual basis.

    5. FOREIGN SECURITIES: Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

    6. FOREIGN CURRENCY TRANSLATIONS: The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on currency, currency contracts and payables and receivables arising from trade date and settlement date differences.

    7. FORWARD CURRENCY OPTIONS AND FUTURES: The LKCM International Fund may purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected to hedge non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for options and futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily. The risk associated with the use of foreign currency options and futures includes the possibility of an illiquid market.

    8. EXPENSE ALLOCATION: Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) as incurred on a specific identification basis, or (iii) evenly among the Funds, depending on the nature of the expense.

     9. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                   See notes to the financial statements.

    10. OTHER: Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During 1999, the LKCM Equity Fund had a redemption-in-kind, resulting in a net realized capital gain of $4,447,463 for financial reporting purposes, which for income tax purposes is not recognized.

B. INVESTMENT ADVISORY AND OTHER AGREEMENTS: Luther King Capital Management Corporation (the "Adviser"), serves as the investment adviser to the Funds under an Investment Advisory Agreement (the "Agreement"). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund's daily net assets. The Adviser entered into a Subadvisory Agreement with TT International Investment Management (the "Sub-Adviser") for the LKCMInternational Fund. Pursuant to its Subadvisory Agreement with the Adviser, the Sub-Adviser is entitled to receive a fee from the Adviser, calculated daily and payable quarterly, at the annual rate below as applied to the LKCM International Fund's daily net assets. The Adviser has voluntarily agreed to pay operating expenses in excess of the annual rates presented below as applied to each Fund's daily net assets. For the year ended December 31, 1999, the Adviser waived and/or reimbursed the following expenses:

                                             LKCM           LKCM           LKCM          LKCM           LKCM
                                       SMALL CAP EQUITY    EQUITY        BALANCED    FIXED INCOME   INTERNATIONAL
                                             FUND           FUND           FUND          FUND           FUND
Annual Advisory Rate                         0.75%          0.70%          0.65%         0.50%         (1)(2)
Annual Cap on Expenses                       1.00%          0.80%          0.80%         0.65%          1.20%
Expenses Waived and/or Reimbursed             --           $52,465        $53,613       $49,500       $186,212

(1) The Adviser is entitled to receive a fee, calculated daily and payable quarterly, at the annual rate of 1.00% of the Fund's average daily net assets.

(2) Pursuant to its Subadvisory Agreement with the Adviser, the Sub-Adviser is entitled to receive a fee from the Adviser, calculated daily and payable quarterly, at the annual rate of 0.50%.
Firstar Mutual Fund Services, LLC serves as custodian, transfer agent, administrator and accounting services agent for the Trust.
Distribution services are performed pursuant to distribution contracts with Provident Distributors, Inc., the Trust's principal underwriter, and other broker-dealers.

C. SECURITY TRANSACTIONS: Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1999 were as follows:

                                                          PURCHASES                            SALES
                                              U.S. GOVERNMENT        OTHER       U.S. GOVERNMENT        OTHER
                                               -------------     -------------    -------------     -------------
LKCM Small Cap Equity Fund                     $         --      $ 93,069,104      $         --       $140,987,782
LKCM Equity Fund                                         --        21,319,312                --         43,458,016
LKCM Balanced Fund                                  874,185         3,767,956           334,140          1,774,459
LKCM Fixed Income Fund                           12,552,375        13,135,052        10,064,484          3,219,794
LKCM International Fund                                  --       114,247,527                --        119,318,359


                   See notes to the financial statements.

At December 31, 1999, cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were:

                                                                                                  NET APPRECIATION
                                                   COST          APPRECIATION    (DEPRECIATION)    (DEPRECIATION)
                                               -------------     -------------    -------------     -------------
LKCM Small Cap Equity Fund                     $169,510,193       $65,986,296     ($5,092,770)       $60,893,526
LKCM Equity Fund                                 19,782,038         8,004,348        (288,656)         7,715,692
LKCM Balanced Fund                                5,984,861         1,086,633        (271,182)           815,451
LKCM Fixed Income Fund                           26,439,050             9,865        (894,468)          (884,603)
LKCM International Fund                          50,778,099        25,119,750      (1,594,106)        23,525,644


The tax cost basis of the Funds' securities differ from the book cost basis primarily as a result of the deferral of losses relating to wash sale transactions and return of capital distributions from real estate investment trusts.

At December 31, 1999, the LKCM Fixed Income Fund had accumulated a capital loss carryforward of $64,453 expiring in the year 2007. To the extent the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforward. For the year ended December 31, 1999, capital loss carryforwards of $600,383 and $19,456 were utilized by the LKCM Small Cap Equity Fund and LKCMBalanced Fund, respectively. At December 31, 1999, the LKCM Fixed Income Fund and LKCM International Fund had net realized capital losses from transactions between November 1, 1999 and December 31, 1999 of $10,865 and $931,167, respectively, which for tax purposes are deferred and will be recognized in 2000.

D. OTHER: At December 31, 1999, the LKCM Balanced Fund and the LKCM International Fund each had five shareholders who, in aggregate, owned greater than 50% of the outstanding shares.


                   See notes to the financial statements.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of LKCM Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund (constituting the LKCM Funds, hereafter referred to as the "Funds") at December 31, 1999, the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodians and brokers, provides a reasonable basis for the opinion expressed above. The financial statements of the Funds for the year ended December 31, 1998, and each of the preceding periods presented, were audited by other independent accountants whose report dated February, 12, 1999 expressed an unqualified opinion on those statements.




PricewaterhouseCoopers LLP


Milwaukee, Wisconsin
February 15, 2000


                                       34